SUMMARY PROSPECTUS – MAY 1, 2010 RS Strategic Income Fund

Share Class (Ticker): Class A (RSIAX), Class C (RSICX), Class K (RINKX)	Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/prospectus.htm. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, each dated May 1, 2010, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2009.

Investment Objective

To seek high current income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in RS Funds. More information about these and other discounts is available from your financial professional and in the “Types of Shares Available — Class A Shares” section on page 105 of the Fund’s prospectus and the “Waivers of Certain Sales Loads” section on page 37 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Share Class	Class A		Class C		Class K
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None	[1]	1.00%	[2]	None

Annual Fund Operating Expenses (expenses are deducted from Fund assets as a percentage of average daily net assets)
Share Class	Class A		Class C		Class K
Management Fees[3]	0.60%		0.60%		0.60%
Distribution (12b-1) Fees	0.25%		1.00%		0.65%
Other Expenses[4]	0.54%		0.50%		0.59%
Total Annual Fund Operating Expenses[5]	1.39%		2.10%		1.84%
Fee Waiver/Expense Limitation[5]	-1.04%		-1.00%		-1.09%
Net Expenses[5]	0.35%		1.10%		0.75%
1	Contingent deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.
2	Contingent deferred sales load applies for shares sold within one year of purchase.
3	RS Investments has contractually agreed through April 30, 2011, to waive all of its management fees with respect to the Fund.
4	“Other Expenses” are based on estimated amounts for the Fund’s full current fiscal year. Non-recurring offering costs will be fully amortized in the Fund’s current fiscal year.
5	All expenses were waived for the period ended December 31, 2009. An expense limitation determined after taking into account any other expense limitations or fee waivers, including without limitation any reduction of management fees, with respect to the Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes, organizational and extraordinary expenses) is imposed pursuant to a written agreement in effect through April 30, 2011. The effect of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” “Net Expenses” reflect the effect of this expense limitation on Total Annual Fund Operating Expenses. This expense limitation will continue through April 30, 2011, at which time RS Investments will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through April 30, 2011, are the same as those shown above under ”Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
	Class A	Class C	Class K	Class A	Class C	Class K
1 Year	$409	$212	$77	$409	$112	$77
3 Years	$700	$561	$472	$700	$561	$472

RS STRATEGIC INCOME FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund commenced operations on November 24, 2009. During the period from November 24, 2009 to December 31, 2009, the Fund’s portfolio turnover rate (not annualized) was 2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

RS Investments, the Fund’s investment adviser, has engaged Guardian Investor Services LLC (“GIS”) to act as sub-adviser to the Fund. The Fund may invest in fixed-income obligations of any kind, including, by way of example, U.S. and foreign corporate investment-grade securities; U.S. government securities and securities of foreign governments and supranational entities; U.S. and foreign below investment-grade bonds; and cash instruments. The Fund’s investment team allocates the Fund’s investments among these (and other) types of obligations based on its detailed analysis of market, economic, political, and other factors, and of the potential for the various obligations to provide high current income and/or capital appreciation.

The Fund’s investment team selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity; and the degree of risk associated with a specific investment relative to the potential for favorable investment returns and to other investments.

The Fund’s investment team may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that have declined in value. The Fund’s investment team may trade the Fund’s investments more frequently than do other mutual funds.

The Fund may invest in investments of any maturity. The Fund may invest in securities of any quality, and may invest without limit in securities rated below investment grade or unrated securities considered by the Fund’s investment team to be of comparable quality, sometimes referred to as “high yield” or “junk” bonds. An investment will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. and BB+ by Standard & Poor’s Ratings Group, or lower or, if unrated, is considered by the Fund’s investment team to be of comparable quality. A below investment grade rating reflects a greater possibility that the issuer of an investment may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the value of that investment will usually be more volatile and is likely to fall. A default or expected default would also make it difficult for the Fund to sell an investment at a price approximating the value the Fund has previously placed on it.

The Fund may invest in emerging markets debt. There is no limit on the amount of the Fund’s assets that may be invested in obligations of issuers in any country or group of countries.

The Fund may invest in any type of debt instrument, including, for example, domestic or foreign corporate debt securities, securities issued or guaranteed by sovereign governments, their agencies, or instrumentalities, and mortgage-backed securities. The Fund may invest in “tax credit bonds” (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds). The Fund may invest in convertible securities and warrants. The Fund may invest a substantial portion of its assets in mortgage-backed securities, including collateralized mortgage obligations, and other asset-backed securities. The Fund may invest in loans or other investments that have economic characteristics similar to loans, of any maturity and credit quality. If the Fund invests in loans, the Fund’s investment team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Fund, which may affect its ability to assess the loans as compared to investors that do receive such information.

The Fund also may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as index futures contracts, treasury futures contracts, Eurodollar futures contracts, interest rate swaps, credit default swaps, loan credit default swaps, currency options and forwards, currency swaps, and forward transactions for purposes such as, but not limited to, hedging various risks such as credit risk, interest rate risk, and liquidity risk; for taking a net short position in certain investments or markets; for providing liquidity in the Fund; for equitizing cash; for minimizing transaction costs; for replicating certain investments; and for asset and sector allocation. Use of any of these investment techniques may have the effect of creating investment leverage in the Fund’s portfolio.

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

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RS STRATEGIC INCOME FUND

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Emerging Market Risk

To the extent that the Fund invests in emerging markets, there are special risks in addition to the general risks of investing abroad. These risks include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, companies that are newly organized and small, differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and less developed legal systems. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Municipal Obligations Risk

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Currency Risk

Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Fund may, but will not necessarily, engage in forward foreign-currency exchange transactions. The use of foreign exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

Credit Derivatives Risk

The Fund may enter into credit derivatives, including credit default swaps and credit default index investments. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust a Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. The Fund may experience annual portfolio turnover in excess of 100% in the future.

Fund Performance

The bar chart and performance table are not included because the Fund had not completed one full calendar year of investment operations as of the date of this prospectus. Performance information for the Fund is available at www.RSinvestments.com or by calling 800-766-3863.

www.RSinvestments.com	3

RS STRATEGIC INCOME FUND

Management of the Fund

Investment Adviser

RS Investment Management Co. LLC

Investment Sub-Adviser

Guardian Investor Services LLC

Investment Team

Leslie Barbi, Co-Portfolio Manager, has managed the Fund since its inception. Kevin Booth, CFA, Co-Portfolio Manager, has managed the Fund since its inception. Howard W. Chin, Co-Portfolio Manager, has managed the Fund since its inception. Robert J. Crimmins, Jr., Co-Portfolio Manager, has managed the Fund since its inception. Marc Gross, Co-Portfolio Manager, has managed the Fund since its inception. Jonathan C. Jankus, CFA, Co-Portfolio Manager, has managed the Fund since its inception.

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class C	Class K
Minimum Initial Investment	$2,500	$2,500	$1,000
Minimum Subsequent Investments	$100	$100	None

A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS Strategic Income Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800-766-3863), or online (www.RSinvestments.com).

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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